UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 24, 2010

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

We are filing the following information with the Securities and Exchange Commission (the “SEC”) for the purpose of updating our public disclosure and to update our previously disclosed risk factors.

On September 24, 2010, we were served with an amended complaint in the lawsuit filed on August 26, 2010 by Paul Hawran, our former chief financial officer, in the Superior Court of California for the North County of San Diego. Hawran v. Hixson et al, case no. 37-2010-00058632-CU-DF-NC. Mr. Hawran has amended his complaint to name us as a defendant in addition to the three individuals previously named and to add claims of breach of contract and negligent misrepresentation to his previously stated claims for defamation, invasion of privacy, negligent and intentional interference with prospective economic advantage, and unfair business practices under California Business and Professions Code Section 17200. Mr. Hawran alleged in his amended complaint that he was asked to resign because he had raised concerns about the conduct of certain of our directors.

Risk Factors

You should consider carefully the following risk factor, together with all of the other information included in this report. If any of such risks actually occur, our business could be materially harmed, and our financial condition and results of operations could be materially and adversely affected. The risks and uncertainties described below and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 in Item 1A under “Risk Factors,” as updated in our Quarterly Reports on Form 10-Q and any future filings we make with the SEC, are not the only ones facing us. Additional risks and uncertainties, not presently known to us, or that we currently see as immaterial, may also harm our business.

We and three of our current executive officers and directors have been named as defendants in litigation that could result in substantial costs and divert management’s attention.

On September 24, 2010, we were served with an amended complaint in a lawsuit filed by our former chief financial officer. He has asserted various claims against us, our chief executive officer, our executive vice president and one of our directors arising out of his resignation in September 2009. Although we intend to vigorously defend these claims, there is no guarantee that we will be successful, our insurance coverage for the matter may be insufficient, and we may be have to pay damages awards or otherwise may enter into settlement arrangements in connection with such claims. Any such payments or settlement arrangements could have material adverse effects on our business, operating results or financial condition. We may be required to issue additional shares of our common stock or other securities convertible into or exchangeable for our common stock in connection with future settlements, which would result in additional dilution to our stockholders. Even if plaintiff’s claims are not successful, litigation with respect to such claims could result in substantial costs and significant adverse impact on our reputation and divert management’s attention and resources, which could have a material adverse effect on our business, operating results or financial condition.

Forward-Looking Statements

Except for the historical information contained herein, the matters set forth in this report, including statements regarding the possible outcomes and effects of litigation, are forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including the risks and uncertainties associated with our ability to manage our existing cash resources or raise additional cash resources, the ongoing litigation and investigations, and other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2009 and other documents subsequently filed with or furnished to the Securities and Exchange Commission. These forward-looking statements are based on current information that may change and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update any forward-looking statement to reflect events or circumstances after the issuance of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: September 29, 2010	By:	/s/ Clarke Neumann
Clarke Neumann
Vice President and General Counsel

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